UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) Of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2024

POLISHED.COM INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39418	83-3713938
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1870 Bath Avenue, Brooklyn, NY 11214

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 299-9470

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	POL	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 30, 2024, Polished.com Inc. (the “Company”) held its annual meeting of stockholders via live audio webcast (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on two proposals, which are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on December 26, 2023.

Also on January 30, 2024, First Coast Results, Inc. (the “Inspector of Election”), the independent inspector of election for the Annual Meeting, issued its final report, which certified the final voting results for the Annual Meeting. Based on the certified final voting results received from the Inspector of Election, of the 2,109,347 shares of the Company’s common stock outstanding as of the record date of December 18, 2023, 1,134,678 shares, or 53.79%, were represented at the Annual Meeting either in person or by proxy, constituting a quorum.

Set forth below are the proposals voted upon at the Annual Meeting, and the final voting results as provided by the Inspector of Election, based on the information available to the Inspector of Election.

Proposal 1: Election of Directors

The Company’s stockholders elected Ellery W. Roberts, Houman Akhavan, Ellette A. Anderson, Clark R. Crosnoe, Glyn C. Milburn, James M. Schneider, G. Alan Shaw and Edward J. Tobin as directors, each to hold office until the Company’s next annual meeting of stockholders or until his or her respective successor is elected and qualified. The votes cast were as follows:

Company Nominees	For	Withheld
Ellery W. Roberts	261,122	117,202
Houman Akhavan	307,566	70,758
Ellette A. Anderson	302,716	75,608
Clark R. Crosnoe	309,591	68,733
Glyn C. Milburn	302,176	76,148
James M. Schneider	308,802	69,522
G. Alan Shaw	304,404	73,920
Edward J. Tobin	305,205	73,117

Other Nominees	For	Withheld
Jerald Hammann	71,385	286,699

Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the selection of Sadler, Gibb & Associates, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The votes cast were as follows:

For	Against	Abstain
998,346	88,769	47,563

Item 8.01 Other Events.

On January 31, 2024, the Company issued a press release announcing the final results of the Annual Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated January 31, 2024, issued by Polished.com Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLISHED.COM INC.

By:	/s/ Robert D. Barry
Name:	Robert D. Barry
Title:	Interim Chief Financial Officer

Dated: January 31, 2024

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